UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2009

SAVVIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29375	43-1809960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 SAVVIS Parkway, Town & Country, Missouri	63017
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (314) 628-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

This Current Report on Form 8-K is being filed to update the historical financial statements included in SAVVIS, Inc.’s (the “Company”) Annual Report on Form 10-K for the fiscal year ended December 31, 2008, filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2009 (the “2008 Form 10-K”), to reflect the adoption of the Financial Accounting Standards Board Staff Position No. APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” (“FSP APB No. 14-1”). FSP APB No. 14-1 clarifies the accounting for convertible debt instruments that may be settled entirely or partially in cash upon conversion. FSP APB No. 14-1 specifies that issuers of such instruments should separately account for the liability and equity components of the instruments to reflect the issuer’s economic interest cost. FSP APB No. 14-1 must be applied on a retrospective basis and is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years.

On May 9, 2007, the Company completed a public offering of $345 million aggregate principal amount of 3% Convertible Senior Notes due May 15, 2012 (the “Convertible Notes”) which are within the scope of FSP APB No. 14-1. The updated financial statements reflect the reclassification of approximately $74.5 million from long-term debt to additional paid-in capital, which is treated as original issue discount of the Convertible Notes. Higher interest expense resulted from recognizing the accretion of the discounted carrying value of the Convertible Notes to their face amount as interest expense during the periods presented.

The Company is filing this Current Report on Form 8-K to reflect the impact of the adoption of this standard on previously issued financial statements. This will permit the Company to incorporate these financial statements by reference in future SEC filings. As this Current Report on Form 8-K is being filed only for the purpose described above, the other information in the Company’s 2008 Form 10-K remains unchanged, except certain reclassifications made to conform to current presentation as described in Footnote 1 of the attached Financial Statements. No other modifications have been made in this Current Report on Form 8-K to change or update disclosures in the Company’s 2008 Form 10-K except as described above. Information in the Company’s 2008 Form 10-K not affected by this Current Report on Form 8-K reflects the disclosure made at the time of the filing of the Company’s 2008 Form 10-K. Accordingly, this Current Report on Form 8-K should be read in conjunction with the Company’s 2008 Form 10-K and the Company’s filings made with the SEC subsequent to the filing of the Company’s 2008 Form 10-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP.

99.1	Updated Financial Statements for the years ended December 31, 2008, 2007, and 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVVIS, INC.

Date: May 28, 2009	By:	/s/ Gregory W. Freiberg
		Name:	Gregory W. Freiberg
		Title:	Senior Vice President and Chief Financial Officer

3